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                                                                    Exhibit 10.8


                              SECURITY AGREEMENT
                              ------------------

          SECURITY AGREEMENT, dated as of May 25, 1996, by WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation (the "Issuer") and the other grantors listed on the signature pages hereto (together with the Issuer, the "Grantors"), in favor of MELVILLE CORPORATION, a New York corporation (the "Secured Party").

                             W I T N E S S E T H:
                             --------------------

          WHEREAS, the Issuer, Wilsons Center, Inc. (the "Company") and the Secured Party are parties to a Sale Agreement dated as of May 24, 1996 (including all appendices, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Sale Agreement");

          WHEREAS, contemporaneously with entering into this Agreement, the Grantors are entering into a separate Security Agreement (the "Other Agreement") with General Electric Capital Corporation ( the "Agent") and the lenders (the "Lenders" or the "Senior Secured Parties") party to the credit agreement of even date herewith (the "Credit Agreement") among Wilsons Leather Holdings Inc. ("Wilsons"), certain affiliated corporations, the Lenders and the Agent;

          WHEREAS, as a condition to the Secured Party's entering into the Sale Agreement and purchasing the subordinated note referred to therein (the "Note"), the Issuer and the other Grantors have agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure the Secured Obligations (as hereinafter defined);

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

          1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meaning given to them in the Credit Agreement or in Schedule A thereto; provided, however, that the term "Event of Default" shall have the meaning given such term in the Note. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the Commercial Code as in effect in the State of New York (the "Code") to the extent the same are used or defined therein.

          "Security Documents" means this Agreement, each of the pledge agreements between the Secured Party and Wilsons Center, Inc., Rosedale Wilsons, Inc. and River Hills Wilsons, Inc., respectively, the Note and the subordination agreement among the Secured Party, the Issuer and the Agent (the "Subordination Agreement").
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          2.   GRANT OF SECURITY INTEREST.
               ---------------------------

          (a) To secure the prompt and complete payment of all principal and interest on the Note in full when due, whether at stated maturity, by acceleration or otherwise, all other amounts payable by the Grantors under this Agreement or any other Security Document and any amendments, restatements, renewals, extensions or modifications of any of the foregoing (the "Secured Obligations"), and to induce the Secured Party to enter into the Sale Agreement, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party a security interest in its right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

          (i)     all Accounts;

          (ii)    all Chattel Paper;

          (iii)   all Contracts,

          (iv) all deposit accounts now or hereafter established by Wilsons, all cash deposited therein from time to time and all other monies, cash, cash equivalents and property of Wilsons or any other Grantor in the possession or under the control of the Secured Party.

          (v)     all Documents;

          (vi)    all General Intangibles;

          (vii)   all Instruments;

          (viii)  all Inventory;

          (ix)    all Investment Property;

          (x) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in (i) through (ix) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

          (xi) all Proceeds of and all accessions to, substitutions and replacements for, and rents, profits and products of all or any of the property described in (i) through (x) above.

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          (b)  In addition, to secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce the Secured Party as aforesaid, each Grantor hereby grants to the Secured Party, a security interest in the property of such Grantor held by the Secured Party consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

          3.  SECURED PARTY'S RIGHTS; LIMITATIONS ON SECURED PARTY'S
OBLIGATIONS.

          (a) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Secured Party shall not have any obligation or liability under any Contract or License by reason of or arising out of this Agreement or the granting herein of a security interest therein or the receipt by the Secured Party of any payment relating to any Contract or License pursuant hereto. The Secured Party shall not be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) The Secured Party may at any time after an Event of Default shall have occurred and be continuing, immediately upon notice to Issuer, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper, that the Accounts and the right, title and interest of each Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Secured Party pursuant to this Agreement and that payments shall be made directly to the Secured Party. Upon the request of the Secured Party, if an Event of Default shall have occurred and is continuing, each Grantor shall so notify Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

          (c) Grantor shall deliver to Secured Party copies of all appraisals and other information delivered to the Agent and/or any of the Senior Secured Parties pursuant to paragraph E of Schedule H to the Credit Agreement at such time as delivered to the Agent and/or any of the Senior Secured Parties. If an Event of Default shall have occurred and be continuing, the Issuer or Wilsons, at their own expense, shall cause the certified independent public accountants then engaged by the Issuer or Wilsons to prepare and deliver to the Secured Party at any time and from time to time promptly upon the Secured Party's request, the following reports with respect to each Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; (iv) a test verification of such Accounts as the

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Secured Party may request; and (v) a summary of all intercompany accounts. Each
Grantor, at its own expense, shall deliver to the Secured Party the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

          4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

          (a) Each Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, and has good and marketable title thereto free and clear of any and all Liens other than (i) Liens created under the Other Agreement and (ii) Permitted Encumbrances.

          (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by a Grantor in favor of Agent, for itself and the ratable benefit of Lenders, pursuant to the Other Agreement, (ii) by a Grantor in favor of the Secured Party pursuant to this Agreement and, (iii) in connection with any other Permitted Encumbrances and (iv) to evidence Wilson's interest as consignor under the Consignment Agreement.

          (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected security interest in favor of the Secured Party, in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code. That Lien is prior to all other Liens, except (i) Liens created pursuant to the Other Agreement and (ii) Permitted Encumbrances that would be prior to Liens in favor of the Senior Secured Parties as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers of Inventory in the ordinary course of business). All actions by each Grantor necessary or desirable to protect and perfect such security interest in each item of the Collateral have been duly taken.

          (d) Schedule II hereto lists all Instruments (other than certificated securities) and Chattel Paper of each Grantor outstanding on the date hereof. All actions by each Grantor necessary or desirable to protect and perfect the security interest of the Secured Party, in each item set forth on Schedule II (including the delivery of all originals thereof to the Secured Party and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The security interest of the Secured Party in the Collateral listed on
Schedule II hereto is prior to all other Liens, except Liens created by the Other Agreement and Permitted Encumbrances, and is enforceable as such against any and all creditors of and purchasers from each Grantor.

          (e) Each Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the
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locations of all of its books and records concerning the Collateral are set forth on Schedule III-A hereto.

          (f) With respect to the Accounts, (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of any Grantor's business completed in accordance with the terms and provisions contained in the documents available to the Secured Party with respect thereto and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) the amounts shown on such deliveries to the Secured Party and on such records are actually and absolutely owing to any Grantor as indicated thereon and are not in any way contingent; (iii) no payments have been or shall be made thereon except payments immediately delivered to the applicable Grantor's account and transferred to Borrower's Concentration Account or the Agent as required pursuant to the terms of Schedule E to the Credit Agreement; (iv) except as specifically disclosed to Secured Party there are no material setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by any Grantor in the ordinary course of its business for prompt payment; (v) to the best of each Grantor's knowledge, there are no facts, events or occurrences which impair in any material manner the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on such deliveries to the Secured Party or on such Grantor's books and records; (vi) to the best of each Grantor's knowledge, all Account Debtors have the capacity to contract; (vii) except as specifically disclosed to the Secured Party, no Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in a material adverse change in such Account Debtor's financial condition; and (viii) except as specifically disclosed to the Secured Party, no Grantor has knowledge that any material Account Debtor is unable generally to pay its debts as they become due.

          (g) (i) Each Grantor has good, indefeasible and merchantable title to its Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the perfected, second priority security interest granted to the Secured Party hereunder, the perfected, first priority security interest granted to Agent, for the benefit of Agent and Lenders, under the Other Agreement, and Permitted Encumbrances, (ii) except as specifically disclosed to the Secured Party, all such material Inventory is of good and merchantable quality, free from any defects, (iii) such property is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (iv) the completion of manufacture, sale or other disposition of such property by the Secured Party following an Event of Default shall not require the consent of any Person (other than the Agent) and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject. No Inventory shall be

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moved to any location not listed on Schedule III-A or disclosed to the Secured
Party in advance. No Inventory shall be moved to any location which would cause the Secured Party to lose its perfected security interest therein except that up to 2% of Wilsons' finished goods may be on consignment with consignees other than the Grantors. As to kiosks, holiday stores and other temporary sales locations, Grantors shall not cause or permit such sales locations (i) to be operated by any entity other than a Person that is a Grantor hereunder and a party to the Consignment Agreement with Wilsons, or (ii) to be operated in a jurisdiction in which an effective UCC-1 consignment filing in favor of Wilsons (and assigned to the Secured Party) and an effective UCC-1 filing in favor of the Secured Party, in each case signed by the applicable Grantor, are not on file in the appropriate filing offices.

          (h) No Grantor has any interest in, or title to, any Trademark material to its business except as set forth in Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Trademark Security Agreements with the United States Patent and Trademark Office, perfected security interests in favor of the Secured Party, in each Grantor's Trademarks and such perfected security interests are enforceable as such as against any and all creditors of and purchasers from each Grantor. Upon filing of the Trademark Security Agreements with the United States Patent and Trademark Office, and upon filing financing statements under the Code with respect to General Intangibles, all action necessary or desirable to protect and perfect the Secured Party's security interest in each Grantor's Trademarks shall have been duly taken. The foregoing shall apply only to those Grantors that own Trademarks.

          5. COVENANTS. Each Grantor covenants and agrees with the Secured Party that from and after the date of this Security Agreement and until the Termination Date:

          (a) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of the Secured Party and at the sole expense of each Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Secured Party may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including
(i) using its reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Secured Party, of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned (provided that Secured Party shall not make such request unless Agent also makes such request), (ii) filing any financing or continuation statements under the Code with respect to the Liens and security interests granted hereunder or under any other Loan Document, (iii) provided that no Senior Debt (as defined in the Subordination Agreement) is outstanding transferring Collateral to the Secured Party's possession if such Collateral consists of Chattel Paper, Instruments or if a security interest in such Collateral can be perfected only by possession, or if requested by the Secured Party, and (iv) using its reasonable efforts to obtain waivers of Liens, if any exist, from landlords and mortgagees (provided that Secured Party shall not make such request unless Agent also makes such request). Each Grantor also hereby authorizes the Secured Party to file any such financing or

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continuation statements without the signature of any Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Secured Party immediately upon a Grantor's receipt thereof.

          (b) Maintenance of Records. Each Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper shall be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the security interest of Melville Corporation, as the secured party (the "Secured Party") under the Security Agreement dated as of May 25, 1996 among the Secured Party and the Grantors party thereto." For the Secured Party's further security, each Grantor agrees that the Secured Party, shall have a special property right and security interest in all of each Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuance of any Event of Default, provided that no Senior Debt shall be outstanding, each Grantor shall deliver and turn over any such books and records to the Secured Party or to its representatives at any time on demand of the Secured Party. Prior to the occurrence of a Default or Event of Default and upon notice from the Secured Party, each Grantor shall permit any representative of the Secured Party to inspect such books and records and shall provide photocopies thereof to the Secured Party as more specifically set forth in Section 5(c) below.

          (c) Right of Inspection. Upon reasonable notice to the Issuer and its employees, officers, agents and representatives shall have the right (and without any notice to any Grantor upon the occurrence and during the continuance of any Event of Default) to enter into and upon any premises where any of the Inventory or other Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting the Secured Party's interests in the Collateral.

          (d) Continuous Perfection. No Grantor shall change its chief executive office, principal place of business, corporate offices, or warehouses or other Collateral locations, or remove any such Books and Records from such locations, other than in compliance with Section 6.16 of the Credit Agreement. In addition, no Grantor shall change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9.402(7) of the Code or any other then applicable provision of the Code except in compliance with the provisions of Section 6.16 of the Credit Agreement.

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          (e)  Covenants Regarding Trademark Collateral.
               -----------------------------------------

               (i) Issuer shall notify the Secured Party immediately if it knows or has reason to know that any application or registration relating to any Trademark (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding any Grantor's ownership of any Trademark its right to register the same, or to keep and maintain the same.

               (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency without giving the Secured Party prior written notice thereof, and, upon request of the Secured Party, such Grantor shall execute and deliver any and all Trademark Security Agreements as the Secured Party may request to evidence the Secured Party's security interest in such Trademark and the General Intangibles of any Grantor relating thereto or represented thereby.

               (iii) Each Grantor shall take all actions necessary or requested by the Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor determines, in its reasonable business judgment, that the Trademark which is the subject of such application or registration is not material to the business of such Grantor or the other Credit Parties.

               (iv) In the event that any material Trademark Collateral is infringed upon, or misappropriated or diluted by a third party, the applicable Grantor shall notify the Secured Party promptly after it learns thereof. Such Grantor shall, unless it shall reasonably determine that such Trademark Collateral is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Secured Party shall deem appropriate under the circumstances to protect such Trademark Collateral.

          (f) Indemnification. In any suit, proceeding or action brought by the Secured Party relating to any Account, Chattel Paper, Contract, Document, General Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument, Grantors, jointly and severally, will save, indemnify and keep the Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any

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Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except in the case of the Secured Party, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of the Secured Party as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Secured Party.

          (g) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

          (h) Limitation on Liens on Collateral. Grantors will not create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of the Secured Party in and to any of such Grantor's rights in the Collateral against the claims and demands of all Persons whomsoever.

          (i) Limitations on Modifications of Accounts. Each Grantor shall promptly notify the Secured Party if such Grantor grants any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments or compromises, compounds or settles the same for less than the full amount thereof, or if such Grantor releases, wholly or partly, any Person liable for the payment thereof, or allows any credit or discount whatsoever thereon, in each case, other than any such action taken in the ordinary course of business of such Grantor.

          (j) Limitations on Disposition. No Grantor will sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

          (k) Notices. Each Grantor will advise the Secured Party promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

          6.   THE SECURED PARTY APPOINTMENT AS ATTORNEY-IN-FACT.
               --------------------------------------------------

          (a) Subject to the prior rights of the holders of the Senior Debt, each Grantor hereby irrevocably constitutes and appoints the Secured Party, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of any Grantor and in the name of such Grantor or in its own name, from time to time in the Secured Party's sole discretion for the

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purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to the Secured Party, the power and right, on behalf of each Grantor, without notice to or assent by any Grantor except as otherwise specifically provided for herein or in the Note, and at any time, to do the following (provided, however, that the Secured Party may only take the actions in clauses (i), (iii), (iv) and (vii) through (xiv) so long as any Event of Default shall have occurred and be continuing):

               (i) in the name of each Grantor, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral;

               (ii) upon Grantor's failure to maintain the insurance required by the Note or this Security Agreement, continue any insurance existing pursuant to the terms of this Security Agreement, and pay all or any part of the premiums therefor and the costs thereof;

               (iii) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral;

               (iv) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

               (v) upon Grantor's failure to take any such action when required under the Note, pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral to the extent that any such action may be necessary or desirable to protect or preserve the Collateral or the first priority, perfected security interest of the Secured Party, in the Collateral;

               (vi) effect any repairs or upon Grantor's failure to maintain the insurance required by the Note or this Agreement, obtain any insurance called for by the terms hereof or of the Note, and pay all or any part of the premiums therefor and costs thereof;

               (vii) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to the Secured Party or as the Secured Party shall direct;

               (viii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents constituting or related to the Collateral;

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               (ix)   settle, compromise or adjust any suit, action, or
     proceeding described herein and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate;

               (x) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such monies due under any Collateral whenever payable;

               (xi) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

               (xii) defend any suit, action or proceeding brought against any Grantor with respect to any Collateral if such Grantor does not defend such suit, action or proceeding or if the Secured Party believes that such Grantor is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral;

               (xiii) license or, to the extent permitted by an applicable license, sublicense whether general, specific or otherwise, and whether on an exclusive or non-exclusive basis, any Trademark for such consideration and on such terms and conditions and in such manner as the Secured Party shall, in its sole discretion, determine; and

               (xiv) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes.

          (b) Each Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until all of the Obligations are indefeasibly paid or otherwise satisfied in full.

          (c) The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall not be accountable for any amount other than amounts that it actually receives as a result of the exercise of such powers and none of the Secured Party's officers, directors, employees, the agents or representatives shall be responsible to any Grantor for any act or failure to act, except individually (and not jointly and severally) for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted.

          (d) Each Grantor also authorizes the Secured Party at any time and from time to time upon the occurrence and during the continuation of any Event of Default, to

(i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of any Grantor in and under the Contracts and other matters relating thereto, and (ii) execute, in connection with any sale provided for in Section 7 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          7.   REMEDIES; RIGHTS UPON DEFAULT.
               ------------------------------

          (a) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Note and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of each Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice and opportunity for a hearing on the Secured Party's claim or action, and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Secured Party shall have the right to conduct such sales on each Grantor's premises or elsewhere and shall have the right to use each Grantor's premises without charge for such time or times as the Secured Party deems necessary or advisable.

          Each Grantor further agrees, if any Event of Default shall have occurred and be continuing, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall select, whether at such Grantor's premises or elsewhere. Until the Secured Party is able to effect a sale, lease, or other disposition of Collateral, the Secured Party shall have the right to use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Secured Party. The Secured Party shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of the

Secured Party. The Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Secured Party's remedies, with respect to such appointment without prior notice or hearing. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations, and only after so paying over such net proceeds, and after the payment by the Secured Party of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after the Secured Party has received what it considers reasonable proof of a subordinate party's security interest), need the Secured Party account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Secured Party as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by the Secured Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Party is entitled, each Grantor also being liable for any attorneys' fees incurred by the Secured Party to collect such deficiency.

          (b) Each Grantor, jointly and severally, agrees to pay any and all costs of the Secured Party, including attorneys' fees and expenses, incurred in connection with the enforcement of any of its rights and remedies hereunder.

          (c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          8. GRANT OF LICENSE TO USE PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. For the purpose of enabling the Secured Party to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Trademark or trade secret now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

          9. LIMITATION ON THE SECURED PARTY'S DUTY IN RESPECT OF COLLATERAL. The Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. The Secured Party shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in Section 15.1 of the Sale Agreement.

          12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Note and the Subordination Agreement which, taken together, set forth the complete understanding and agreement of the Secured Party, the Issuer and the Grantors with respect to the matters referred to herein and therein.

          13. NO WAIVER; CUMULATIVE REMEDIES. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which The Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Secured Party and Grantors.

          14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the payment in full in cash of the Secured Obligations.

          16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of any Grantor (including any debtor-in-possession on behalf of any Grantor) and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Secured Party hereunder. No Grantor may assign, sell or otherwise transfer any interest in or obligation under this Security Agreement.

          17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

          18. GOVERNING LAW. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GRANTOR AND THE SECURED PARTY PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT,

PROVIDED, THAT EACH GRANTOR AND THE SECURED PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS OF THE ISSUER SET FORTH ON THE SIGNATURE PAGES HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE SECURED PARTY AND ANY GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT, THE NOTE OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          20. Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

          22. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

          23. Issuer as Agent. Each Grantor (other than Issuer) hereby appoints Issuer as its agent and attorney-in-fact for purposes of giving and receiving notices under this Security Agreement and agrees that any notice hereunder delivered to Issuer shall be deemed to have been delivered to each Grantor.

          24. Subordination. NOTWITHSTANDING ANY PROVISION HEREIN CONTAINED TO THE CONTRARY, ALL OF THE SECURED PARTY'S RIGHTS, REMEDIES AND LIENS AS SET FORTH HEREIN AND THE EXERCISE OR ENFORCEMENT THEREOF ARE SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH BETWEEN SECURED PARTY AND AGENT.

          IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


ACADIANA MALL WILSONS, INC.            BERKSHIRE WILSONS, INC.

ANNAPOLIS WILSONS, INC.                BERMANS, THE LEATHER
                                       EXPERTS, INC.
ANTELOPE VALLEY WILSONS,
INC.                                   BIRCHWOOD MALL WILSONS, INC.

ARDEN FAIR WILSONS, INC.               BOISE WILSONS, INC.

ARSENAL WILSONS, INC.                  BOULDER WILSONS, INC.

ATLANTA AIR PORT CONCOURSE             BOULEVARD MALL WILSONS, INC.
T WILSON, INC.
                                       BRAINTREE TANNERY WEST, INC.
AUBURN-MAINE WILSONS, INC.
                                       BRIARWOOD WILSONS, INC.
AUBURN WILSONS, INC.
                                       BRIDGEWATER COMMONS
AUGUSTA MALL WILSONS, INC.             WILSONS, INC.

AVENUE OF THE AMERICAS                 BRUNSWICK SQUARE WILSONS,
WILSONS, INC.                          INC.

BALDWIN HILLS WILSONS, INC.            BUCKLAND HILLS PELLE CUIR,
                                       INC.
BANGOR MALL WILSONS, INC.
                                       BURLINGTON WILSONS, INC.
BARTON CREEK WILSONS, INC.
                                       BURTON WILSONS, INC.
BAYSHORE WILSONS, INC.
                                       CAMBRIDGE GALLERIA WILSONS,
BAYSHORE (CA) WILSONS, INC.            INC.

BAYSIDE TANNERY WEST, INC.             CAPITOL COURT WILSONS, INC.

BEAVER VALLEY WILSONS, INC.            CARBONDALE IL WILSONS, INC.

BELLEVUE BERMANS INC.                  CAROLINA PLACE WILSONS, INC.

BELLIS FAIR WILSONS, INC.              CARSON WILSONS, INC.

CARY TOWN WILSONS, INC.                CROSS CREEK MALL WILSONS,
                                       INC.
CASCADE MALL WILSONS, INC.
                                       CROSSROADS WILSONS, INC., A
CENTURY CITY WILSONS, INC.             NEVADA CORPORATION

CHAMPLAIN CENTRE WILSONS,              CROSSROADS WILSONS, INC., A
INC.                                   NEVADA CORPORATION

CHARELSTON CENTER WILSONS,             CRYSTAL WATERFORD WILSONS,
INC.                                   INC.

CHARLESTOWNE WILSONS, INC.             CUMBERLAND WILSONS, INC.

CHAUTAUQUA WILSONS, INC.               DAKOTA SQUARE WILSONS, INC.

CHERRY HILL WILSONS, INC.              DANBURY FAIR WILSONS, INC.

CHICAGO RIDGE WILSONS, INC.            DEL AMO BERMANS, INC.

CHICAGO YARD WILSONS, INC.             EASTFIELD WILSONS, INC.

CHRISTIANA WILSONS, INC.               EASTLAND MALL WILSONS, INC.

CHULA VISTA WILSONS, INC.              EASTLAND (MICH.) WILSONS, INC.

CIELO VISTA WILSONS, INC.              EASTPOINT WILSONS, INC.

CLERMONT COUNTY WILSONS,               EASTVIEW WILSONS, INC.
INC.
                                       EMERALD SQUARE WILSONS, INC.
COLONIE WILSONS, INC.
                                       ESCONDIDO WILSONS, INC.
CONCOURSE A WILSONS, INC.
                                       FAIRLANE WILSON, INC.
CORONADO WILSONS, INC.
                                       FASHION PLACE WILSONS, INC.
CORTANA MALL WILSONS, INC.
                                       FASHION SQUARE-SAGINAW
COUNCIL BLUFFS WILSONS, INC.           WILSONS, INC.

COUNTY FAIR WILSONS, INC.              FLATBUSH WILSONS, INC.

CROSS COUNTY WILSONS, INC.             FOOTHILLS, WILSONS, INC.

FORD CITY PELLE CUIR, INC.
                                       HARTSFIELD ATRIUM WILSONS,
FOUR SEASONS WILSONS, INC.             INC.

FOX RUN WILSONS, INC.                  HAYWOOD WILSONS, INC.

FRANKLIN MILLS BERMANS                 HENRIETTA WILSONS, INC.
OUTLET, INC.
                                       HICKORY RIDGE BERMANS, INC.
GARDEN STATE TANNERY WEST,
INC.                                   HOLYOKE WILSONS, INC.

GENESEE VALLEY WILSONS, INC.           HULEN MALL WILSONS, INC.

GOLF MILL WILSONS, INC.                HUNTINGTON-WEST VA. WILSONS,
                                       INC.
GOVERNOR'S SQUARE WILSONS,
INC.                                   INGRAM PARK WILSONS, INC.

GRAND RAPIDS WILSONS, INC.             IRONDEQUOIT WILSONS, INC.

GRAND TRAVERSE WILSON, INC.            IRVING WILSONS, INC.

GREAT MALL SNYDER LEATHER              JANESVILLE WILSONS, INC.
OUTLET, INC.
                                       JEFFERSON YORKTOWN WILSONS,
GREAT NORTHWEST BERMANS                INC.
OUTLET, INC.
                                       KELSO WILSONS, INC.
GREEN ACRES WILSONS, INC.
                                       KENWOOD WILSONS, INC.
GURNEE MILLS BERMANS
OUTLET, INC.                           KING OF PRUSSIA WILSONS, INC.

GWINNETT PLACE WILSONS, INC.           KITSAP MALL WILSONS, INC.

HAMILTON PLACE WILSONS, INC.           LAKEVIEW SQUARE WILSONS,
                                       INC.
HAMILTON WILSONS, INC.
                                       LAKEWOOD WILSONS, INC.
HANES MALL WILSONS, INC.
                                       LANDMARK CENTER (VA)
HANFORD WILSONS, INC.                  WILSONS, INC.

HARRISBURG WILSONS, INC.

LANESBOROUGH BERKSHIRE                 MIDLAND MALL WILSONS HOUSE
MALL WILSONS, INC.                     OF SUEDE, INC.

LANSING MALL WILSONS, INC.             MIDLAND MALL WILSONS, INC.

LAREDO WILSONS, INC.                   MID-RIVERS BERMANS, INC.

LAUREL MALL WILSONS, INC.              MILITARY CIRCLE WILSONS, INC.

LAYTON HILLS WILSONS, INC.             MISSION VALLEY WILSONS, INC.

LEOMINSTER WILSONS, INC.               MONROEVILLE WILSONS, INC.

LIBERTY TREE MALL WILSONS,             MONTCLAIR WILSONS, INC.
INC.
                                       MONTEBELLO WILSONS, INC.
LINDALE WILSONS, INC.
                                       NANUET TANNERY WEST, INC.
LIVINGSTON MALL WILSONS, INC.
                                       NATICK MALL WILSONS, INC.
LONG BEACH WILSONS, INC.
                                       NESHAMINY WILSONS, INC.
LONG RIDGE WILSONS, INC.
                                       NEWBURGH MALL WILSONS, INC.
MACHESNEY WILSONS, INC.
                                       NEWPORT CITY WILSONS, INC.
MACON MALL WILSONS, INC.
                                       NORTHGATE WILSONS, INC.
MADISON SQUARE WILSONS, INC.
                                       NORTH COUNTY FAIR TANNERY
MAIN PLACE WILSONS, INC.               WEST, INC.

MAINE MALL WILSONS, INC.               NORTH DARTMOUTH WILSONS,
                                       INC.
MALL AT 163RD ST. WILSONS, INC.
                                       NORTH EAST WILSONS, INC.
MARLEY STATION WILSONS, INC.
                                       NORTHGATE-DURHAM WILSONS,
MENLO PARK WILSONS, INC.               INC.

MERIDEN SQUARE WILSONS, INC.           NORTHPOINT WILSONS, INC.

METRO WILSONS, INC.                    NORTHSHORE WILSONS, INC.

                                       NORTHTOWN WILSONS, INC.

OAKRIDGE WILSONS, INC.                 PHILLIPSBURG WILSONS, INC.

OAKVIEW WILSONS, INC.                  PITTSBURGH AIRPORT WILSONS,
                                       INC.
OAKWOOD WILSONS, INC.
                                       PORTAGE WILSONS, INC.
OCEAN COUNTY WILSONS, INC.
                                       POUGHKEEPSIE GALLERIA
OLD CAPITAL CENTER WILSONS,            WILSONS, INC.
INC.
                                       RACEWAY WILSONS, INC.
ONODAGA COUNTY WILSONS, INC.
                                       RANDHURST WILSONS, INC.
ORLAND SQUARE WILSONS, INC.
                                       RD. SQUARE WILSONS, INC.
ORLANDO FASHION WILSONS,
INC.                                   RIDGEDALE TANNERY WEST, INC.

PARADISE VALLEY MALL                   RIVER HILLS WILSONS, INC.
WILSONS, INC.
                                       RIVERCHASE WILSONS, INC.
PARAMUS PARK WILSONS, INC.
                                       RI-WARWICK WILSONS HOUSE OF
PARK CITY WILSONS, INC.                SUEDE, INC.

PARK LANE WILSONS, INC.                ROANOKE WILSONS, INC.

PARK PLAZA WILSONS, INC.               ROCKAWAY TANNERY WEST, INC.

PARKERSBURG WILSONS, INC.              ROCKINGHAM PARK WILSONS,
                                       INC.
PARKWAY PLAZA WILSONS, INC.
                                       ROGUE VALLEY WILSONS, INC.
PARMATOWN WILSONS, INC.
                                       ROOSEVELT FIELD TANNERY
PEACHTREE MALL WILSONS, INC.           WEST, INC.

PENTAGON CITY TANNERY WEST,            ROOSEVELT FIELD WILSONS, INC.
INC.
                                       ROSEDALE WILSONS, INC.
PHEASANT WILSONS, INC.
                                       ROSS PARK WILSONS, INC.
PHILADELPHIA GALLERY
WILSONS, INC.                          RUSHMORE MALL WILSONS, INC.

SACRAMENTO WILSONS, INC.               SOUTH SQUARE WILSONS, INC.

SALISBURY CENTRE WILSONS,              SOUTHERN HILLS WILSONS, INC.
INC.
                                       SOUTHLAKE WILSONS, INC.
SALMON RUN WILSONS, INC.
                                       SOUTHWEST PLAZA WILSONS,
SAN LEANDRO WILSONS, INC.              INC.

SANDUSKY MALL WILSONS, INC.            SPOTSYLVANIA WILSONS, INC.

SANTA ANITA WILSONS, INC.              SPRING HILL WILSONS, INC.

SANTA MARIA WILSONS, INC.              SQUARE ONE WILSONS, INC.

SANTA ROSA WILSONS, INC.               STATEN ISLAND WILSONS, INC.

SAWGRASS MILLS BERMANS                 STEEPLEGATE WILSONS, INC.
OUTLET, INC.
                                       STEINWAY STREET WILSONS, INC.
SCOTTSDALE FASHION WILSONS,
INC.                                   STONERIDGE TANNERY WEST,
                                       INC.
SERRAMONTE WILSONS, INC.
                                       STONEWOOD WILSONS, INC.
SHERWOOD WILSONS, INC.
                                       STRATFORD SQUARE WILSONS,
SHOPPINGTOWN WILSONS, INC.             INC.

SIERRA VISTA WILSONS, INC.             ST. CHARLES WILSONS, INC.

SMITH HAVEN TANNERY WEST,              ST. LAURENCE CENTER WILSONS,
INC.                                   INC.

SMITH HAVEN WILSONS, INC.              SWANSEA WILSONS, INC.

SNYDER LEATHER OF WARWICK,             TACOMA WILSONS, INC.
RI, INC.
                                       TAYLOR TOWNSHIP WILSONS,
SOLANO MALL WILSONS, INC.              INC.

SOUTH HILL (WA) WILSONS, INC.          THE OAKS WILSONS, INC.

SOUTH HILLS WILSONS, INC.              TOUHY AVENUE PELLE CUIR, INC.

TOWN CENTER WILSONS, INC.              WILSONS TANNERY WEST, INC.

TOWNE EAST WILSONS, INC.               WILSONS THE LEATHER EXPERTS
                                       INC.
TRUMBULL PARK WILSONS, INC.
                                       WILSONS/GEORGETOWN
TUCSON MALL WILSONS, INC.              LEATHER DESIGN OF ARLINGTON,
                                       VA, INC.
TWELVE OAKS TANNERY WEST,
INC.                                   WILSONS/GEORGETOWN
                                       LEATHER DESIGN OF BETHESDA,
TYLER MALL WILSONS, INC.               MD, INC.

TYLER WILSONS, INC.                    WILSONS/GEORGETOWN
                                       LEATHER DESIGN OF COLUMBIA,
UNIVERSITY MALL WILSONS, INC.          MD, INC.

VALLEY WEST WILSONS, INC.              WILSONS/GEORGETOWN
                                       LEATHER DESIGN OF DALE CITY,
VANCOUVER WILSONS, INC.                VA, INC.

VICTOR VALLEY WILSONS, INC.            WILSONS/GEORGETOWN
                                       LEATHER DESIGN OF DENVER,
WAYNE COUNTY WILSONS, INC.             CO, INC.

WEST COVINA WILSONS, INC.              WILSONS/GEORGETOWN
                                       LEATHER DESIGN OF FAIRFAX,
WESTLAND-DETROIT WILSONS,              VA, INC.
INC.
                                       WILSONS/GEORGETOWN
WESTMINSTER (COLO.) WILSONS,           LEATHER DESIGN OF
INC.                                   FARMINGTON, CT, INC.

WHITE PLAINS GALLERIA                  WILSONS/GEORGETOWN
WILSONS, INC.                          LEATHER DESIGN OF
                                       GAITHERSBURG, MD, INC.
WILLOWBROOK WILSONS, INC.
                                       WILSONS/GEORGETOWN
WILSONS CENTER, INC.                   LEATHER DESIGN OF KING
                                       PRUSSIA, PA, INC.
WILSONS HOUSE OF SUEDE, INC.
                                       WILSONS/GEORGETOWN
WILSONS LEATHER HOLDINGS               LEATHER DESIGN OF LANDOVER,
INC.                                   MD, INC.

WILSONS/GEORGETOWN                     WILSONS/GEORGETOWN
LEATHER DESIGN OF MCLEAN,              LEATHER DESIGN OF TOWSON,
VA, INC.                               MD, INC.

WILSONS/GEORGETOWN                     WILSONS/GEORGETOWN
LEATHER DESIGN OF NASHVILLE,           LEATHER DESIGN OF WILLOW
TN, INC.                               GROVE, PA, INC.

WILSONS/GEORGETOWN                     WILSONS/GEORGETOWN
LEATHER DESIGN OF OWINGS,              LEATHER DESIGN OF
MD, INC.                               WOODBRIDGE, NJ, INC.

WILSONS/GEORGETOWN                     WOODBRIDGE MALL WILSONS,
LEATHER DESIGN OF                      INC.
SPRINGFIELD, VA, INC.
                                       YAKIMA WILSONS, INC.
WILSONS/GEORGETOWN
LEATHER DESIGN OF STAMFORD,            YORK MALL WILSONS, INC.
CT, INC.
                                       YUBA CITY WILSONS, INC.
WILSONS/GEORGETOWN
LEATHER DESIGN OF ST. LOUIS,
MO, INC.
                                  By: /s/ David L. Rogers
                                     ------------------------------

                                  Name: President - David L. Rogers
                                       ----------------------------
                                        The authorized officer of
                                        each of the foregoing corporations

Accepted and Acknowledged by:

MELVILLE CORPORATION,
 AS SECURED PARTY

By: /s/ Maureen Richards
   ---------------------

Name: Maureen Richards
     -------------------

Title: Vice President
      ------------------

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